SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.)

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

    [ ]  Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [X]  Definitive Proxy Statement
    [ ]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       ELEPHANT TALK COMMUNICATIONS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


      ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.
    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

-----------------------------------------------------------------------------

    (1)  Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transactions applies:

-----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

                       ELEPHANT TALK COMMUNICATIONS, INC.
                        438 E. Katella Avenue, Suite 217
                            Orange, California 92867
                               Tel: (714) 288-1570
                               Fax: (714) 288-2045


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               To Be Held on Friday, November 29, 2002 at 11:00 AM



Dear Shareholder:

         You are invited to attend the Annual Meeting of the Shareholders of Elephant Talk Communications, Inc. (the "Company"), which will be held on Friday, November 29, 2002, at 11:00 AM local time at the company's offices located at 8/F, 145-159 Yeung Uk Road, Tsuen Wan, Hong Kong for the following purposes:

1. To elect Five (5) directors to hold office for one-year term and until each of their successors are elected and qualified.

2. To ratify the appointment of Kabani & Company as the Company's independent public accountants for the fiscal year ending December 31, 2002.

3.   To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on October 21, 2002 are entitled to notice of, and to vote at, this meeting and any adjournment thereof.



                                            By order of the Board of Directors,


                                            Russelle Choi
                                            Chairman
Orange, California
October 21, 2002

                       ELEPHANT TALK COMMUNICATIONS, INC.
                        438 E. Katella Avenue, Suite 217
                            Orange, California 92867



               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     The accompanying proxy is solicited by the Board of Directors of Elephant Talk Communications, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, November 29, 2002 at 11:00 AM local time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This meeting will be held at the company's offices located at 8/F, 145-159 Yeung Uk Road, Tsuen Wan, Hong Kong. The date of this Proxy Statement is October 21, 2002, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.

GENERAL

Annual Report.

     An annual report, filed on form 10-KSB, for the fiscal year ended September 30, 2001 is enclosed with this Proxy Statement. During 2002, the Company elected to change its fiscal year from September 30 to December 31.

Voting Securities.

     Only shareholders of record as of the close of business on October 21, 2002 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 36,438,210 shares of Common Stock of the Company, issued and outstanding. Shareholders may vote in person or in proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. The nominees for director receiving a majority of votes cast at the meeting will be elected.

Solicitation of proxies

     The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

     All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

     In the event that cumulative voting is invoked, a proxy authorizing a vote for management's nominees for directors may be voted cumulatively for less than all of such nominees. If no instructions are given on the executed proxy, the proxy will be voted in favor of the proposals described, but votes may be cumulated for less than all of the nominees for director.

Revocability of Proxies

     Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

     1. Filing a written notice of revocation with our Secretary at our principal executive office located at 438 E. Katella Avenue, Suite 217, Orange, California 92867;

     2. Filing with our Secretary at our principal executive office located at 438 E. Katella Avenue, Suite 217, Orange, California 92867 a properly executed proxy showing a later date; or

     3. Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

Shareholder Proposals

     Proposals of shareholders intended to be presented at the next Annual Shareholder's Meeting must be received by the Company, at its offices at, 438 E. Katella Avenue, Suite 217, Orange, California 92867 not later than November 14, 2002. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting. Shareholders are also advised to review Elephant Talk Communications Inc.'s Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of five (5) authorized directors. The nominees for election are Mr. Russelle Choi, Mr. Pius Lam, Mr. Thomas Wong, Mr. Manu Ohri and Mr. Ken Ieong. The management for election at the Annual Meeting of Shareholders has nominated each one of the individuals. If elected, each nominee will serve as a director until the Company's Annual Meeting of Shareholders in 2003, and until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Board of Directors may designate.

     If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the votes.


  Director Name        Age             Position                          Since
  ------------------------------------------------------------------------------
  Mr. Russelle Choi    48    President and Chief Executive Officer        2002

  Mr. Pius Lam         44    Vice-President and Chief Operating Officer   2002

  Mr. Thomas Wong      39    Vice President and Chief Technical Officer   2002

  Mr. Manu Ohri        47    Executive Vice-President of Finance and
                             Chief Financial Officer                      2002

  Mr. Ken Ieong        39    Chief Communications Officer                 2002


     Russelle Choi, President and Chief Executive Officer: Mr. Choi is a co-founder of the Elephant Talk Limited, a wholly owned subsidiary of ETCI. Mr. Choi is responsible for the overall strategic direction of ETCI, and is appointed as the President and Chief Executive Officer of the company. Mr. Choi serves as Chairman of ET Network Services Limited in Hong Kong. Mr. Choi has over 20 years experience in management and leadership in a wide range of industries including media, garment and telecommunication industries in Hong Kong, China and U.S. In 1981, Mr. Choi established "Happy Days Association" which earned him fame and connections in the media and entertainment industry in Hong Kong. Mr. Choi serves as Chairman of WKA Association, a leading association for Thai-style boxing for the South East Asia Region. In 1985, Mr. Choi opened his own garment factory in Canada with branches in Hong Kong and China, before jointly founding Elephant Talk Limited in Hong Kong 1994. Mr. Choi earned his Bachelor's degree in Business Administration from the University of Toronto, Canada.

     Pius Lam, Vice President and Chief Operating Officer: Mr. Lam is a co-founder of Elephant Talk Limited. Mr. Lam is responsible for the company's day to day management and operations. Prior to the establishment of Elephant Talk Limited, Mr. Lam successfully co-founded New Tech Information Systems Limited, an international systems integrator for the hospitality industry, both in US and Hong Kong. From August 1986 to August 1987, Mr. Lam served as a Program Analyst with Omni's Solutions, Inc. Mr. Lam has 16 years experience in the computer and telecommunications industries. Mr. Lam earned a Master's degree in Business Administration with emphasis in Economics and Finance from the State University of New York in 1986 and a Bachelor's degree in Science from State University of Pennsylvania in 1984.

     Thomas Wong, Vice President and Chief Technical Officer: Mr. Wong is also a co-founder of the Elephant Talk Limited. Mr. Wong is primarily responsible for the company's technical functions and network implementation, operation and maintenance. Mr. Wong is also one of the co-founders of New Tech Information Systems Limited through which he has 16 years' experience in the computer and telecommunications industries. Mr. Wong earned a Bachelors degree in Computer Science from University of Massachusetts, USA in 1986.

     Manu Ohri, Executive Vice President, Finance & Chief Financial Officer: Mr. Ohri currently serves as the Executive Vice President of Finance & Chief Financial Officer and Director in both ETCI and The Hartcourt Companies, Inc. Mr. Ohri has served in this capacity for the Hartcourt Companies, Inc. since December 1999. From June 1999 to November 1999, Mr. Ohri served as the President and Chief Executive Officer of Pego Systems, Inc., an industrial air and gas equipment manufacturer's representative organization, also an affiliate of The Hartcourt Companies, Inc. From January 1997 to March 1999, Mr. Ohri served as Chief Operating Officer and Chief Financial Officer of Dynamic Cooking Systems, Inc., a privately-held manufacturing company. From September 1989 to December 1996, Mr. Ohri served as Chief Financial Officer of Startel Corporation, a NASDAQ company in software development business. Mr. Ohri's multi-faceted experience includes operations, finance as well as administrative functions in the manufacturing, distribution and software development industries. Mr. Ohri is a Certified Public Accountant with over six years experience with Deloitte & Touche, LLP and PriceWaterhouseCoopers, LLP. Mr. Ohri earned his Masters degree in Business Administration from University of Detroit in 1979 and Bachelors degree in Accounting from University of Delhi in India in 1975.

     Mr. Ken Ieong, Chief Communications Officer: Mr. Ieong is responsible for all corporate communications of the company. Mr. Ieong was also one of the co-founders of Elephant Talk Limited in 1994. From 1988 to 1994, Mr. Ieong worked for New Tech Information Systems Limited where he was responsible for marketing and system implementations. Mr. Ieong earned his Master's degree in Business Administration from the State University of New York in 1986 and a Bachelor's degree in Science from York University, Canada in 1984.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      A VOTE IN FAVOR OF EACH NAMED NOMINEE

                             MANAGEMENT INFORMATION

The Board of Directors and its Committees

During the calendar year 2002, the Board held four (4) meetings. Messers. Choi and Ieong attended 100% of the meetings and the other present members attended some of the meetings since attaining their directorships.

     The Company has no Compensation or Nominating Committees.

Options Committee

The Options Committee's function is to review, make recommendations, maintain and implement those option grants of options promulgated by it and approved by the Board of Directors. Directors Choi and Ieong comprise the membership of this committee.

Audit Committee

     The Audit Committee's function is to review with the Company's independent public accountants and management the annual financial statements and independent public accountants' opinion. Its responsibilities include reviewing the scope and results of the examination of the Company's financial statements by the independent public accountants, approving all professional services performed by the independent public accountants and all related fees paid in connection with such services and recommending the retention of the independent public accountants to the board, subject to ratification by the shareholders. Additionally, the Committee periodically reviews the Company's accounting policies, internal accounting and financial controls. The members of the Audit Committee are Messrs. Choi and Ohri. During the calendar year 2002, the Audit Committee held one meeting to select and appoint Company's independent accountants.

Certain Transactions

     There are no extraordinary transactions required to be reported herein.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 5% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representation from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 5% shareholders were in compliance.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of September 30, 2002 with respect to persons known to the Company to be the beneficial owners of more than 5% of its voting securities and with respect to the beneficial ownership of such securities by each director of the Company and by all directors and executive officers of the Company as a group.

---------- ----------------------------------- -------------------- ------------
Title of           Name & Address of            Amount and Nature     Percent
Class              Beneficial Owner               of Beneficial
                                                  Ownership (1)
---------- ----------------------------------- -------------------- ------------
Common      Man Eagle Limited                   3,922,899            10.77%
stock       28/F Emperor Group Centre
            288 Hennessy Road, Wanchai
            Hong Kong
---------- ----------------------------------- -------------------- ------------
Common      Supreme Luck Management
stock       Company Limited                     2,653,726            7.28%
            6/F 24 Des Voeux Road, Central
            Hong Kong
---------- ----------------------------------- -------------------- ------------
Common      The Hartcourt Companies, Inc.       17,895,580           49.11%
stock       2500 E. Colorado Blvd., Suite 301
            Pasadena, California 91107
---------- ----------------------------------- -------------------- ------------
Common      Russelle Choi, Director             1,730,691            4.75%
stock       8/F, 145-159 Yeung Uk Road
            Tsuen Wan, Hong Kong
---------- ----------------------------------- -------------------- ------------
Common      Pius Lam, Director                  576,897              1.58%
stock       8/F, 145-159 Yeung Uk Road
            Tsuen Wan, Hong Kong
---------- ----------------------------------- -------------------- ------------
Common      Thomas Wong, Director               576,897              1.58%
stock       8/F, 145-159 Yeung Uk Road
            Tsuen Wan, Hong Kong
---------- ----------------------------------- -------------------- ------------
Common      Manu Ohri, Director                 0                    0%
stock       438 E. Katella Avenue, Suite 217
            Orange, California 92867
---------- ----------------------------------- -------------------- ------------
Common      Ken Ieong, Director                 461,518              1.27%
stock       8/F, 145-159 Yeung Uk Road
            Tsuen Wan, Hong Kong
---------- ----------------------------------- -------------------- ------------
            All Officers and Directors          3,346,003            9.18%
            as a group
---------- ----------------------------------- -------------------- ------------

(1) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of common stock indicated. Beneficial ownership is calculated in accordance with Rule 13-d-3(d) under the Securities Exchange Act of 1934, as amended.


EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table
--------------------------
No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of the Company during the last three fiscal years. The following table provides summary information for the last three fiscal years concerning cash and noncash compensation paid or accrued by the Company to or on behalf of the Company's chief executive officers.

                                -------------------------------------------------------------------------   -------
                                       Annual Compensation                Long-Term Compensation
                                --------------------------------    -------------------------------------   All
                                                                            Awards            Payouts       Other
---------------   ---------     -------   -------   ------------    ----------  ------------  -----------   Compen-
Name and          Fiscal        Salary    Bonus     Other           Restricted  Securities    LTIP          sation
Principal         Year          ($)       ($)       Annual          stock       Underlying    Payouts
Position          Ended                             Compensation    award(s)    Options/
                  Dec. 31                           ($)             ($)         SARs (#)      ($)           ($)
---------------   ---------     -------   -------   ------------    ----------  ------------  -----------   -------
Bruce D. Stuart   2001          $100,000   --       --              $20,000      --            --            --
Chief Executive
Officer and       2000          $ 70,000   --       --              $ 2,800      --            --            --
President (1)
                  1999          $ 42,500   --       --              $11,000      --            --            --

-----------------------------
(1) Resigned January 4, 2002.


The following summary compensation sets forth certain information regarding compensation, required to be paid pursuant to an employment agreement to the person serving as the Company's Chief Executive Officer:

Russelle Choi, Chief Executive Officer: The Company entered into an employment agreement with Mr. Russelle Choi, President and Chief Executive Officer, as of July 1, 2002. Under that agreement, Mr. Choi agreed to remain as the President and Chief Executive Officer of the company until June 30, 2005, with an annual base salary of $150,000 and an annual incentive to be determined based on performance and consistent with his position as the Chief Executive Officer.

There are no employment agreements with the named executive officers, other than Mr. Choi that provide for their continuing service. There are no salary, bonus or incentive plans covering cash or company at the present time.


Stock Option Plan

     The Company has no Stock Option agreement currently in place.

Employment and Change of Control Arrangements

     Mr. Russelle Choi serves as Chairman, pursuant to the terms of an employment agreement entered into in July 2002. Under the terms of the agreement, Mr. Choi will receive an annual base salary of $150,000 and a performance bonus to be determined by the Board of Directors based upon the performance of the company.

     In the event the Company enters into an agreement which significantly changes the ownership, or an agreement to dispose of the majority of the Company's assets or stock of the company, all amounts, entitlements or benefits in which Mr. Choi is not yet vested will become fully vested and become exercisable as of the date of such agreement.

Compensation of Directors

     Each Director who serves on the Board will receive $5,000 worth of shares of the Company's Restricted Common Stock starting November 1, 2002 for attendance at a minimum of four Board meetings per year.




                                   PROPOSAL 2

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has appointed Kabani & Company, Inc., independent accountants, to be our auditors for the fiscal year ended December 31, 2002. The Board of Directors is submitting its selection of independent auditors for ratification by the shareholders at the Annual Meeting. A representative of Kabani & Company, Inc. will be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.

     The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                    RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.






                          TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business, which the Board of Directors intends to present or knows that others will present, is as set forth above. If any other matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.


                                By Order of the Board of Directors


                                /s/ Russelle Choi
                                ----------------
October 22, 2002                Russelle Choi
                                Chairman

Proxy Card
                       ELEPHANT TALK COMMUNICATIONS, INC.
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
    FRIDAY, NOVEMBER 29, 2002 AT 11:00 AM AT THE COMPANY'S OFFICES LOCATED AT
                8/F, 145-159 YEUNG UK ROAD, TSUEN WAN, HONG KONG

     The undersigned hereby appoints Mr. Russelle Choi and Mr. Manu Ohri, and each of them, as proxies for the undersigned, each with full Power of Substitution, to represent the undersigned and to vote all shares of Common Stock of Elephant Talk Communications, Inc. (the "Company") that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any matters that may properly come before the Company's Annual Meeting of Shareholders to be held on Friday, November 29, 2002, and at any and all adjournments thereof, as set forth under the heading "Transaction of Other Business" in the accompanying proxy statement. If no other indication is made, at the meeting and at any and all adjournments thereof, the proxy holders will vote for (i) the election of director nominees, and (ii) the ratification of the appointment of the independent auditors.

     IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES. PLEASE MARK YOUR VOTE LIKE THIS. X


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. ELECTION OF FIVE DIRECTORS.

   01  Mr. Russelle Choi  02  Mr. Pius Lam  03  Mr. Thomas Wong  04  Mr. Manu Ohri  05  Mr. Ken Ieong
   ---                    --                --                   --                 --

      [  ]For all the nominees   [  ]Withhold Authority to Vote for All Nominees

TO WITHHOLD AUTHORITY FOR ANY NOMINEE, CHECK THE "FOR" ALL NOMINEES BOX ABOVE AND WRITE THAT NOMINEE'S NAME ON LINE BELOW:



--------------------------------------------------------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.
                      [  ] FOR     [  ] AGAINST    [  ] ABSTAIN


     I PLAN TO ATTEND ELEPHANT TALK'S 2002 ANNUAL MEETING OF SHAREHOLDERS.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                                       Dated:_____________________________, 2002




                                       ----------------------------------------
                                                     Signature



                                       ----------------------------------------
                                                     Signature

                                       THIS  PROXY  SHOULD BE SIGNED  EXACTLY AS
                                       NAME    APPEARS    HEREON.     EXECUTORS,
                                       ADMINISTRATORS,  TRUSTEES  AND SO  FORTH,
                                       SHOULD  GIVE FULL  TITLE AS SUCH.  IF THE
                                       SIGNATORY IS A  CORPORATION,  PLEASE SIGN
                                       FULL CORPORATE NAME BY A DULY  AUTHORIZED
                                       OFFICIAL.  IF A PARTNERSHIP,  PLEASE SIGN
                                       IN  PARTNERSHIP  NAME  BY  AN  AUTHORIZED
                                       PARTY.  IF  SHARES  ARE HELD IN  MULTIPLE
                                       NAMES,  AT  LEAST  ONE  MUST  SIGN  AS AN
                                       AUTHORIZED PARTY.